Exhibit 99.1

NEWS RELEASE

Contact:
Alliance Data
Tiffany Louder – Investor Relations
Alliance Data
214-494-3048
tiffany.louder@alliancedata.com

Julie Prozeller – Analysts/Investors
FTI Consulting
212-850-5721
alliancedata@fticonsulting.com

Shelley Whiddon – Media
214-494-3811
shelley.whiddon@alliancedata.com
JD Williams and Company Ed Watson – Director of Global Communications 0161 238 2059 Ed.watson@jdwilliams.co.uk

ALLIANCE DATA TO LAUNCH U.S. CREDIT CARD PROGRAMS FOR
THREE RETAIL BRANDS OF JD WILLIAMS AND COMPANY, LEADING DIRECT
HOME SHOPPING COMPANY BASED IN U.K.

•	Alliance Data Retail Services selected to provide private label credit card and marketing services for specialty apparel brands recently launched in the U.S.
•	Credit and loyalty programs to drive incremental sales and brand affinity through multi-channel cardmember acquisition and data-driven marketing programs

DALLAS, April 24, 2014 -- Alliance Data Systems Corporation (NYSE: ADS), a leading global provider of data-driven marketing and loyalty solutions, today announced its Retail Services business, which manages more than 130 private label and co-brand credit programs, has signed a multi-year agreement to provide private label credit card services in the U.S. for three brands of JD Williams’ (www.jdwilliams.co.uk), the U.K’s largest multi-channel home shopping retailer. The brands include women’s apparel brands Marisota (www.marisota.com), Simply Be (www.simplybe.com) and men’s apparel brand Jacamo (www.jacamo.com). JD Williams, a subsidiary of N Brown Group, a leading internet and catalog home shopping company, operates more than 20 successful catalogue brands in the U.K.

Paul Kendrick, International Director of JD Williams said, “As we continue to apply our expertise to the world of fashion through a range of distinctive, relevant and contemporary brands, we’re enthusiastic about Alliance Data Retail Services’ ability to deliver industry-leading credit and loyalty-driven marketing solutions. This partnership will strengthen our customer relationships and extend the reach of our key brands. We look forward to working with Alliance Data to create the most enjoyable shopping experience for our U.S. customers, including the added benefits of convenient purchase options and valuable rewards.”

Alliance Data will deliver a marketing-driven private label credit program customized for JD Williams designed to deliver incremental sales, increase transaction size and build loyalty. Alliance Data also will help the organization to engage cardmembers through expanded customer-relevant channels, including direct, mobile and digital initiatives. In addition, JD Williams will have access to Alliance Data’s advanced set of analytics capabilities and consumer insight expertise to support the development of a deep understanding of its U.S. customer.

“We look forward to working with J.D. Williams, a partner who has demonstrated through their U.K. private label credit program that branded credit is a proven loyalty marketing solution that will help their business achieve profitable growth and customer loyalty in the U.S.,” added Melisa Miller, president of Alliance Data Retail Services. “JD Williams’ Marisota, Simply Be and Jacamo brands are synonymous in the U.K. with high quality fashions that help men and women put their best fashion foot forward. Our expertise in the specialty apparel category and our data-driven approach to marketing will play a significant role in growing the U.S. private label credit card programs for these brands.”

About JD Williams
N Brown Group, and its principal subsidiary, JD Williams and Company Ltd, is a leading internet and catalogue home shopping company, with more than 140 years of experience in the distance shopping market. Its extensive ranges of value products, principally clothing, footwear, household and electrical goods, are carefully targeted at the right customers and are provided through whichever channels to market its customers demand.  N Brown Group is based in Manchester, England, where it also has its main contact centre and principle warehouse. More information about N Brown Group can be found at www.nbrown.co.uk.

About Alliance Data Retail Services
Alliance Data Retail Services is one of the nation’s leading providers of branded credit card programs, with more than 130 marketing-driven private label, co-brand and commercial programs in partnership with many of North America’s best-known brands. The business delivers upon its Know more. Sell more.® commitment by leveraging customer insight to drive sales for its client partners. Leveraging deep-rooted marketing expertise, transaction-based customer data, and advanced analytics, Alliance Data Retail Services creates turnkey, multichannel credit programs designed to help its clients develop stronger, more profitable customer relationships. Alliance Data Retail Services is part of the Alliance Data family of companies. To learn more about Alliance Data Retail Services, visit www.alliancedataretail.com.

About Alliance Data
Alliance Data® (NYSE: ADS) and its combined businesses is a leading global provider of data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and emerging technologies. An S&P 500 company headquartered in Dallas, Alliance Data and its three businesses employ approximately 12,000 associates at more than 80 locations worldwide. Alliance Data was named to FORTUNE magazine’s 2014 list of World’s Most Admired Companies.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our website, www.alliancedata.com, or follow us on Twitter via @AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue, " "could," "estimate," "expect," "intend, " "may, " "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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